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Exhibit 10.2



                               SECOND AMENDMENT TO

                           LOAN AND SECURITY AGREEMENT

              ----------------------------------------------------

                            FLEET RETAIL FINANCE INC.
                              ADMINISTRATIVE AGENT
                                COLLATERAL AGENT

              ----------------------------------------------------

                                  AmSouth Bank
                            Fleet Retail Finance Inc.
                       The CIT Group Business Credit, Inc.
                           FINOVA Capital Corporation
                          Foothill Capital Corporation
                             Heller Financial, Inc.
                    IBJ Whitehall Business Credit Corporation
                     Jackson National Life Insurance Company
                          LaSalle Business Credit, Inc.
                               The Provident Bank
                             WORKING CAPITAL LENDERS

              ----------------------------------------------------

                          BACK BAY CAPITAL FUNDING LLC
                                   TERM LENDER

              ----------------------------------------------------

                           HOMEPLACE OF AMERICA, INC.
                                Lead Borrower for

                           HOMEPLACE OF AMERICA, INC.
                             HOMEPLACE STORES, INC.
                           HOMEPLACE STORES TWO, INC.
                           HOMEPLACE MANAGEMENT, INC.
                                  THE BORROWERS


              ----------------------------------------------------


                               September 12, 2000






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         This Second Amendment (hereinafter, this "Amendment") is made as of this 12th day of September, 2000 to that Loan and Security Agreement dated June 15, 1999 (hereinafter, the "Loan Agreement"). (Capitalized terms used herein and not otherwise defined shall have the meanings as defined in the Loan Agreement). This Second Amendment is made by and among:

                  FLEET RETAIL FINANCE INC. formerly known as BankBoston Retail Finance Inc., a Delaware corporation with its principal executive offices at 40 Broad Street, Boston, Massachusetts, as Agent for the ratable benefit of the "LENDERS" (individually, " LENDER") who are, at present:

                  Fleet Retail Finance Inc. formerly known as BankBoston Retail Finance Inc. (in such capacity, the "ADMINISTRATIVE AGENT") a Delaware corporation with its principal executive offices at 40 Broad Street, Boston, Massachusetts, as Administrative Agent for the ratable benefit of the Working Capital Lenders and the Term Lender;

                  and

                  Fleet Retail Finance Inc. formerly known as BankBoston Retail Finance Inc. (in such capacity, the "COLLATERAL AGENT"), as agent for the ratable benefit of the Administrative Agent, the Working Capital Lenders, and the Term Lender;

                  and

                  Back Bay Capital Funding LLC (in such capacity, the "TERM LENDER"), a limited liability company with offices at 40 Broad Street, Boston, Massachusetts 02109,

                  and

                  HomePlace of America, Inc., a Delaware corporation with its principal executive offices at 3200 Pottery Drive, Myrtle Beach, South Carolina 29577 (in such capacity, the "LEAD BORROWER") as agent for the following borrowers (individually, " BORROWER" and collectively, the "BORROWERS"):

                           HomePlace of America, Inc. (a Delaware corporation
                  with its principal executive offices at 3200 Pottery Drive, Myrtle Beach, South Carolina 29577 );

                           HomePlace Stores, Inc. (a Delaware corporation with
                  its principal executive offices at 3200 Pottery Drive, Myrtle Beach, South Carolina 29577 );

                           HomePlace Stores Two, Inc. (a Delaware corporation
                  with its principal executive offices at 3200 Pottery Drive, Myrtle Beach, South Carolina 29577 ); and

                           HomePlace Management, Inc. (an Ohio corporation with
                  its principal executive offices at 3200 Pottery Drive, Myrtle Beach, South Carolina 29577 );


in consideration of the mutual covenants contained herein and benefits to be derived herefrom.


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                                   BACKGROUND:

         On June 15, 1999, the Administrative Agent, the Collateral Agent, the Working Capital Lenders, the Term Lender, the Lead Borrower, and the Borrowers entered into the Loan Agreement. On or about May 12, 2000, a First Amendment to the Loan Agreement was executed. At this time, the Borrowers have requested that
(i) certain amendments be made to the financing terms and conditions of the Revolving Credit, and (ii) the amount of the Term Loan be increased. The Working Capital Lenders and the Term Lender are willing to do so, but only upon the terms and conditions set forth herein.

         Accordingly, at this time the Administrative Agent, the Collateral Agent, the Working Capital Lenders, the Term Lender, the Lead Borrower, and the Borrowers hereby amend the Loan Agreement and otherwise agree as follows:

         1. The definition of "INVENTORY APPRAISAL CAP" on page 14 of the Loan Agreement is hereby deleted, and the following is substituted in its place:

         "INVENTORY APPRAISAL CAP": Shall mean the specified percentage with respect to the corresponding period:

                  --------------------------------------------------

                  TIME PERIOD                           PERCENTAGE
                  --------------------------------------------------

                  From the closing through                  85%
                  September 15, 2000
                  --------------------------------------------------

                  From September 16, 2000 through
                  December 15, 2000                         87.5%
                  --------------------------------------------------

                  From December 16, 2000 through            85%
                  the Maturity Date
                  --------------------------------------------------


         2. The definition of "OVERALL INVENTORY APPRAISAL CAP" on page 18 of the Loan Agreement is hereby deleted, and the following is inserted in its place:

         "OVERALL INVENTORY APPRAISAL CAP": Shall mean the specified percentage with respect to the corresponding period:

                  --------------------------------------------------

                  TIME PERIOD                           PERCENTAGE
                  --------------------------------------------------

                  From the closing through                  95%
                  September 15, 2000
                  --------------------------------------------------

                  From September 16, 2000 through
                  December 15, 2000                         96%
                  --------------------------------------------------

                  From December 16, 2000 through            92%
                  the Maturity Date
                  --------------------------------------------------


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         3.       From and after the effectiveness of this Amendment, the Term
                  Loan hereby is, and shall be amended to increase the amount of the Term Loan by $2,000,000.00 to an aggregate total amount of $17,000,000.00. Upon the execution of this Amendment, the Lead Borrower and the Borrowers shall execute and deliver to the term Lender an Amended and Restated Term Note, in the form annexed hereto marked EXHIBIT "A".

         4. The definition of "CURRENT PAY INTEREST MARGIN" in Article 1 of the Loan Agreement is hereby amended by deleting the figure "12.5% where it appears therein, and by inserting the figure "13.0%" in its place.

         5.       The definition of "CURRENT PAY INTEREST PRICING GRID" in
                  Article 1 of the Loan Agreement is hereby amended by deleting the figures "12.00%" and "12.50%" where they appear therein, and by inserting the figures "12.50%" and "13.00%", respectively, in their place.

         6. Ratification of Loan Documents. Except as provided herein, all terms and conditions of the Loan Agreement and all of the other Loan Documents shall remain in full force and effect and are hereby ratified, confirmed, and reaffirmed.

         7. Waiver of Claims. The Lead Borrower and each of the Borrowers hereby acknowledges and agrees that none of them has any offsets, defenses, claims, or counterclaims against the Administrative Agent, the Collateral Agent, the Working Capital Lenders, or the Term Lender, or their respective officers, directors, employees, attorneys, representatives, parents, affiliates, predecessors, successors, or assigns with respect to the Liabilities, or otherwise, and that if the Lead Borrower or any of the Borrowers now has, or ever did have, any offsets, defenses, claims, or counterclaims against the Administrative Agent, the Collateral Agent, the Working Capital Lenders, or the Term Lender or their respective officers, directors, employees, attorneys, representatives, affiliates, predecessors, successors, or assigns, whether known or unknown, at law or in equity, from the beginning of the world through this date and through the time of execution of this Amendment, all of them are hereby expressly WAIVED, and the Lead Borrower and each Borrower hereby RELEASES the Administrative Agent, the Collateral Agent, the Working Capital Lenders, and the Term Lender and their respective officers, directors, employees, attorneys, representatives, affiliates, predecessors, successors, and assigns from any liability therefor.


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         8.       Amendment Fee. In consideration of the Working Capital Lenders entering into this Amendment, upon the execution of this Amendment the Lead Borrower shall pay to the Administrative Agent an amendment fee in the amount of $100,000.00. Upon receipt of the amendment fee, the Administrative Agent shall distribute to each of the Working Capital Lenders its pro rata share of the amendment fee.

         9.       Miscellaneous.


                  (1) The Lead Borrower and each Borrower shall execute and deliver to the Administrative Agent and the Collateral Agent whatever additional documents, instruments, and agreements that the Administrative Agent and/or the Collateral Agent may require in order to give effect to, and implement the terms and conditions of this Amendment.

                  (2) This Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original and all of which together shall constitute one instrument.

                  (3) This Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

                  (4) The Borrower shall pay on demand all reasonable costs and expenses of the Administrative Agent, the Collateral Agent, the Working Capital Lenders, and the Term Lender, including, without limitation, reasonable attorneys' fees in connection with the preparation, negotiation, execution, and delivery of this Amendment.

         IN WITNESS WHEREOF, the parties have executed this Second Amendment to Loan and Security Agreement by their respective duly authorized officers.


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


                                                      HOMEPLACE OF AMERICA, INC.
                                                               THE LEAD BORROWER


                                               By_______________________________

                                       Print Name:______________________________

                                            Title:______________________________




                                  THE BORROWERS

HOMEPLACE OF AMERICA, INC.                                HOMEPLACE STORES, INC.


By_________________________________            By_______________________________


Print Name:________________________   Print Name:_______________________________

Title:_____________________________        Title:_______________________________


HOMEPLACE HOLDINGS, INC.                              HOMEPLACE STORES TWO, INC.


By_________________________________            By_______________________________

Print Name:________________________   Print Name:_______________________________

Title:_____________________________        Title:_______________________________


HOMEPLACE MANAGEMENT, INC.


By_________________________________

Print Name:________________________

Title:_____________________________


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                                                       FLEET RETAIL FINANCE INC.
                                                            ADMINISTRATIVE AGENT
                                                                COLLATERAL AGENT


                                             By_________________________________
                                                 James R. Dore, Vice President



                           THE WORKING CAPITAL LENDERS

                                                                    AMSOUTH BANK


                                                 By_____________________________

                                           Notice Address:
                                                     350 Park Avenue, 19th Floor
                                                        New York, New York 10022
                                           Attention:
                                           Fax



                                                       FLEET RETAIL FINANCE INC.


                                                 By_____________________________
                                                   James R. Dore, Vice President
                                           Notice Address:
                                                                 40 Broad Street
                                                     Boston, Massachusetts 02109
                                           Attention:
                                           Fax




                                             THE CIT GROUP BUSINESS CREDIT, INC.


                                                 By_____________________________

                                           Notice Address:
                                                     1211 Avenue of the Americas
                                                        New York, New York 10036
                                           Attention:
                                           Fax



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                                                      FINOVA CAPITAL CORPORATION


                                                 By_____________________________

                                           Notice Address:
                                              311 South Wacker Drive, Suite 4400
                                                         Chicago, Illinois 60606
                                           Attention:
                                           Fax





                                                    FOOTHILL CAPITAL CORPORATION


                                                 By_____________________________

                                           Notice Address:
                                            11111 Santa Monica Blvd., Suite 1500
                                              Los Angeles, California 90025-3333
                                           Attention:
                                           Fax




                                                          HELLER FINANCIAL, INC.


                                                 By_____________________________

                                           Notice Address:
                                                  150 East 42d Street, 7th Floor
                                                        New York, New York 10017
                                           Attention:
                                           Fax



                                       IBJ WHITEHALL BUSINESS CREDIT CORPORATION


                                                 By_____________________________

                                           Notice Address:
                                                                One State Street
                                                        New York, New York 10004
                                           Attention:
                                           Fax



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                                         JACKSON NATIONAL LIFE INSURANCE COMPANY


                                                 By_____________________________

                                           Notice Address:
                                                                 c/o PPM America
                                                     225 West Wacker, Suite 1200
                                                         Chicago, Illinois 60606
                                           Attention:
                                           Fax





                                                   LASALLE BUSINESS CREDIT, INC.


                                                 By_____________________________

                                           Notice Address:
                                                    135 South LaSalle, Suite 400
                                                         Chicago, Illinois 60603
                                           Attention:
                                           Fax



                                                              THE PROVIDENT BANK

                                                 By_____________________________

                                           Notice Address:
                                                    One East Fourth Street, 249A
                                                          Cincinnati, Ohio 45202
                                           Attention:
                                           Fax



                                                                 THE TERM LENDER
                                                    BACK BAY CAPITAL FUNDING LLC


                                                 By_____________________________
                                              Michael Pizette, Managing Director
                                           Notice Address:
                                                                 40 Broad Street
                                                     Boston, Massachusetts 02109
                                           Attention:
                                           Fax



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